UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

ONE EQUITY PARTNERS OPEN WATER I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 39922	85-2827264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o OEP Open Water I Holdings, LLC 510 Madison Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	OEPW.U	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	OEPW	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	OEPWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, One Equity Partners Open Water I Corp (the “Company”) received a deficiency letter from the Nasdaq Capital Market (“NASDAQ”) indicating that it is not in compliance with Section 5250(c) of the NASDAQ Rules and Regulations as a result of its failure to timely file the Form 10-Q for the fiscal quarter ended March 31, 2021 (the “Form 10-Q”).

On April 12, 2021, the staff of the Securities and Exchange Commission (“SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement’), which clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants. The immediacy of the effective date of the new guidance set forth in the Statement has resulted in a significant number of SPACs re-evaluating the accounting treatment for their warrants with their professional advisors, including auditors and other advisors responsible for assisting SPACs in the preparation of financial statements. This, in turn, has resulted in the Company’s delay in preparing and finalizing its financial statements as of and for the quarter ended March 31, 2021 and filing its Form 10-Q with the SEC by the prescribed deadline.

Under the NASDAQ’s rules, the Company has 60 calendar days from the date of the deficiency letter to submit to NASDAQ a plan to regain compliance with the NASDAQ Listing Rules. As required by the NASDAQ rules, on June 4, 2021, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated June 4, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021

ONE EQUITY PARTNERS OPEN WATER I CORP.

By:	/s/ Jessica Marion
Name:	Jessica Marion
Title:	Chief Financial Officer

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